EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8, of our reports dated January 24, 2002 included in or incorporated by reference in Wyeth's (formerly American Home Product Corporation) Form 10-K for the year ended December 31, 2001 and to all references to our Firm included in this registration statement.



                                            ARTHUR ANDERSEN LLP


New York, New York
May 29, 2002